EXECUTION

Ocwen Federal Bank FSB,

as Servicer

Lehman Brothers Holdings Inc.,

as Seller

and

Aurora Loan Services Inc.,

as Master Servicer

_____________________________

Structured Asset Securities Corporation

Mortgage Pass-Through Certificates, Series 2004-S1

SECURITIZATION SERVICING AGREEMENT

Dated as of February 1, 2004

_____________________________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

ARTICLE II. SELLER’S ENGAGEMENT OF SERVICER TO PERFORM
SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

14

Section 2.02.

Books and Records.

15

ARTICLE III. SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

15

Section 3.02.

Collection of Mortgage Loan Payments.

17

Section 3.03.

Establishment of and Deposits to Custodial Account.

17

Section 3.04.

Permitted Withdrawals From Custodial Account.

19

Section 3.05.

[Reserved]

20

Section 3.06.

[Reserved]

20

Section 3.07.

[Reserved]

20

Section 3.08.

[Reserved]

20

Section 3.09.

Protection of Accounts.

20

Section 3.10.

[Reserved]

21

Section 3.11.

[Reserved]

21

Section 3.12.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

21

Section 3.13.

Inspections.

21

Section 3.14.

Restoration of Mortgaged Property.

21

Section 3.15.

Maintenance of PMI Policy and/or LPMI Policy; Claims.  [Reserved]

22

Section 3.16.

Title, Management and Disposition of REO Property.

22

Section 3.17.

Real Estate Owned Reports.

24

Section 3.18.

Liquidation Reports.

24

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

24

Section 3.20.

Prepayment Charges.

25

Section 3.21.

Advance Facility.

25

Section 3.22.

Credit Reporting.

27

Section 3.23.

Safeguarding Customer Information.

27

Section 3.24.

Superior Liens.

28

ARTICLE IV. PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

28

Section 4.02.

Monthly Advances by Servicer.

29

Section 4.03.

Due Dates Other Than the First of the Month.

30

ARTICLE V. GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

31

Section 5.02.

Annual Audit Report.

31

Section 5.03.

Annual Officer’s Certificate.

32

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

32

Section 6.02.

Remedies for Breach of Representations and Warranties

of the Servicer.

34

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

35

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss

of REMIC Status.

36

Section 6.05.

Purchase of Distressed Mortgage Loans.

36

ARTICLE VII. THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

37

Section 7.02.

Limitation on Liability of the Servicer and Others.

37

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

37

Section 7.04.

Subservicing Agreements and Successor Subservicer.

39

Section 7.05.

Inspection.

40

ARTICLE VIII. TERMINATION

Section 8.01.

Termination for Cause.

40

Section 8.02.

Termination Without Cause.

42

Section 8.03.

Special Termination Events.

43

Section 8.04.

Termination for Distressed Mortgage Loans.

45

ARTICLE IX. MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

46

Section 9.02.

Costs.

48

Section 9.03.

Protection of Confidential Information.

48

Section 9.04.

Notices.

48

Section 9.05.

Severability Clause.

49

Section 9.06.

No Personal Solicitation.

50

Section 9.07.

Counterparts.

50

Section 9.08.

Place of Delivery and Governing Law.

50

Section 9.09.

Further Agreements.

51

Section 9.10.

Intention of the Parties.

51

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

51

Section 9.12.

Assignment by the Seller.

51

Section 9.13.

Amendment.

51

Section 9.14.

Waivers.

52

Section 9.15.

Exhibits.

52

Section 9.16.

WAIVER OF TRIAL BY JURY.

52

Section 9.17.

Intended Third Party Beneficiaries.

52

Section 9.18.

General Interpretive Principles.

52

Section 9.19.

Reproduction of Documents.

53

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT D

MASTER SERVICER DATA FIELD REQUIREMENTS

EXHIBIT E

SASCO 2004-S1 TRUST AGREEMENT

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR,

THE TRUSTEE AND THE MASTER SERVICER BY THE SERVICER

EXHIBIT G

FANNIE MAE GUIDE NO. 95-19

THIS SECURITIZATION SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of February, 2004, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware Corporation (“LBH” or the “Seller”), OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the “Servicer”), AURORA LOAN SERVICES INC., as Master Servicer (the “Master Servicer”), and acknowledged by CITIBANK, N.A., as trustee (the “Trustee”) under the Trust Agreement (as defined herein, with a copy attached hereto as Exhibit E), recites and provides as follows:

W I T N E S S E T H:

WHEREAS, the Servicer and Lehman Brothers Bank, FSB, a federal savings bank (the “Bank”) are parties to various flow servicing and/or subservicing agreements (collectively, the “Bank Flow Servicing Agreements”), pursuant to which the Servicer services certain residential, fixed and adjustable rate, first and junior lien mortgage loans for the Bank (the “Bank Mortgage Loans”);

WHEREAS, at or prior to the Closing Date (as defined herein) the Bank and LBH shall enter into an assignment and assumption agreement dated as of February 1, 2004 (the “Assignment and Assumption Agreement”), pursuant to which the Bank shall assign all of its rights, title and interest with respect to certain of the Bank Mortgage Loans acquired under the Bank Flow Servicing Agreement and identified in Exhibit A hereto to LBH and LBH shall assume all of the rights and obligations of the Bank with respect to such Bank Mortgage Loans (such Bank Mortgage Loans, together with certain LBH Mortgage Loans identified on Exhibit A hereto are collectively referred to as the “Mortgage Loans”);

WHEREAS, the Mortgage Loans are all junior lien mortgage loans and the Seller is not the holder of any Superior Lien (as defined herein) on the related Mortgaged Property;

WHEREAS, the Seller has conveyed the Mortgage Loans on a servicing-retained basis to Structured Asset Securities Corporation (the “Depositor”), which in turn has conveyed the Mortgage Loans to the Trustee under a trust agreement dated as of February 1, 2004 (the “Trust Agreement”), among the Trustee, the Depositor, the Master Servicer and The Murrayhill Company, as Credit Risk Manager (the “Credit Risk Manager”);

WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller with respect to its related Mortgage Loans to terminate the rights and obligations of the Servicer hereunder at any time as provided herein;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P and the Class X Certificates, will be issued on the Closing Date pursuant to the Trust Agreement and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class P and Class X Certificates;

WHEREAS, subsequent to the Closing Date Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class P, Class X and all or a portion of other certificate classes and all payments and all other proceeds received thereunder to an owner trust or special purpose corporation in which it will hold the sole equity interest, and which owner trust or special purpose corporation will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue one or more insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller’s rights to terminate the rights and obligations of the Servicer hereunder and the Seller’s obligations pursuant to (i) the second paragraph of Section 8.03, (ii) the last paragraph of Section 8.03, (iii) Sections 8.04(a) and 8.04(b) and (iv) Section 9.02, all of which rights and obligations will remain with the Seller or be delegated or assigned by the Master Servicer) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee (or the Master Servicer, on behalf of the Trust Fund), as assignee, whichever is the owner of the Mortgage Loans from time to time;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

Aggregate Loan Balance:  At any Determination Date, the outstanding principal balance of the Mortgage Loans serviced hereunder.

Agreement:  This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, excluding Servicing Fees and Prepayment Charges attributable to the Mortgage Loans, including but not limited to interest received on funds deposited in the Custodial Account, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.  The Servicer shall retain all Ancillary Income to the extent not required to be deposited into the Custodial Account.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

Bank:  Lehman Brothers Bank, FSB or any successor in interest.

Bank Mortgage Loans:  As defined in the first Recital to this Agreement.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Colorado, Maryland, Minnesota and Florida are authorized or obligated by law or executive order to be closed.

Certificateholder:  The meaning set forth in the Trust Agreement.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Closing Date:  February 27, 2004.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Combined Loan-to-Value Ratio:  As to any Mortgage Loan at any date of determination, the ratio (expressed as a percentage) of the principal balance of such Mortgage Loan at the date of determination, plus the principal balance of any Superior Lien based upon the most recent information available to the Servicer, to (a) in the case of a purchase, the lesser of the sales price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinancing or modification, the appraised value of the Mortgaged Property at the time of such refinancing or modification.

Condemnation Proceeds:  All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreements:  The custodial agreements relating to the custody of certain of the Mortgage Loans, each between a Custodian and the Trustee, as acknowledged by the Seller, the Depositor, the Master Servicer and the related Servicers, and each dated as of February 1, 2004.

Custodians:  Each of U.S. Bank National Association and Wells Fargo Bank, N.A., and their respective successors and assigns.

Cut-Off Date:  February 1, 2004.

Depositor: Structured Asset Securities Corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  As of any Determination Date, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

Distribution Date:  Commencing in March 2004, the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  Pursuant to Section 4.04, with respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Deposit Account:  An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

Eligible Institution:  Any of the following:

(i)

an institution whose:

(A)

commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” or long-term unsecured debt obligations are rated at least “AA-” by S&P, if the amounts on deposit are to be  held in the account for no more than 365 days; or

(B)

commercial paper, short-term debt obligations, demand deposits or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement.  Upon the loss of the required rating set forth in this clause (i)(B), the accounts shall be transferred immediately to accounts which have the required rating.  Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade; or

(ii)

the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or the Master Servicer or any agent of the Trustee or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC (as defined in the Trust Agreement);

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIM Securities.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Environmental Problem Property:  A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.12 hereof.

Event of Default:  Any event set forth in Section 8.01.

Fannie Mae:  Fannie Mae or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with Section 3.12.

Freddie Mac:  Freddie Mac or any successor thereto.

Holder:  The meaning set forth in the Trust Agreement.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy.

LBH:  Lehman Brothers Holdings Inc. or any successor in interest.

LBH Mortgage Loans:  As defined in the second Recital to this Agreement.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Master Servicer:  Aurora Loan Services Inc. or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

Maximum Rate:  With respect to any Mortgage Loan which bears interest at an adjustable rate and any Due Period, the maximum interest rate that may be charged the borrower under the related Mortgage Note.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan (other than a Simple Interest Mortgage Loan), an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was Delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.  With respect to each Remittance Date and each Simple Interest Mortgage Loan, an amount equal to the interest accrued on such Mortgage Loan through the related Due Date, but not received as of the close of business on the last day of the related Due Period (net of the applicable Servicing Fee), but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Simple Interest Mortgage Loan.  To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by an Officer’s Certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with Section 3.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.  All of the Mortgage Loans create a junior priority lien on the related Mortgage Property, subject to the related Superior Lien on the Mortgaged Property.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including but not limited to (i) a Prepayment Charge Schedule and (ii) a data field designated “DSI” indicating whether such Mortgage Loan is a Simple Interest Mortgage Loan, which Mortgage Loan Schedule may be amended from time to time to include additional mortgage loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer.  As of the Cut-off Date, none of the Mortgage Loans are Simple Interest Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Net Mortgage Rate:  With respect to any Mortgage Loan, the related Mortgage Interest Rate with respect to such Mortgage Loan, less the Servicing Fee Rate.

Net Simple Interest Excess:  With respect to any Distribution Date and any Simple Interest Mortgage Loan, the excess, if any, of (a) the amount of the payments received by the Servicer in the related Due Period allocable to interest in respect of Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees, over (b) 30 days’ interest at the weighted average (by Principal Balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Due Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months.  For this purpose, the amount of interest received in respect of the Simple Interest Mortgage Loans in any month shall be deemed (a) to include any Monthly Advances of interest made by the Servicer in such month in respect of such Simple Interest Mortgage Loans and (b) to be reduced by any amounts paid to the Servicer in such month in reimbursement of Monthly Advances previously made by the Servicer in respect of such Simple Interest Mortgage Loans.

Net Simple Interest Shortfall:  With respect to any Distribution Date and any Simple Interest Mortgage Loan, the excess, if any, of (a) 30 days’ interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Due Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Remittance Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the amount of the payments received by the Servicer in the related Due Period allocable to interest in respect of such Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees.

NIM Securities:  As defined in the ninth Recital to this Agreement.

NIMS Insurer:  As defined in the tenth Recital to this Agreement.

NIMS Transaction:  As defined in the ninth Recital to this Agreement.

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Nonrecoverable Advance:  Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein; provided, however, to the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Master Servicer, Trustee and/or the NIMS Insurer as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Trustee, the Master Servicer and the NIMS Insurer, but which must be independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

Prepayment Charge:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

Prepayment Charge Schedule:  A data field in the Mortgage Loan Schedule which indicates the amount of the Prepayment Charge and the term during which it is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period (other than Principal Prepayments relating to a repurchase of the Mortgage Loan by a Seller or any other Person), which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in the succeeding Principal Prepayment Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the last day of the related Principal Prepayment Period.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Mortgage Loan by the Seller, the Servicer, the NIMS Insurer, or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

Purchase Price:  With respect to any Distressed Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 6.07, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan or REO Property.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Rating Agency:  Each of Moody’s and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable person, designated by LBH, notice of which designation shall be given to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.16.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.16.

Sarbanes Certifying Party:  A Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

Seller:  LBH.

Servicer:  Ocwen Federal Bank FSB or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property, (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides, (g) in connection with the liquidation of a Mortgage Loan, any expenditure relating to the purchase or maintenance of any Superior Lien pursuant to Section 3.24 hereof,  and (h) in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor.

Servicing Fee:  With respect to each Mortgage Loan, an amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement.

Servicing Fee Rate:  0.50% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Simple Interest Method:  With respect to any Simple Interest Mortgage Loan, the method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note and the remainder of such payment is allocated to principal.

Simple Interest Mortgage Loan:  Those simple interest loans as noted on the Mortgage Loan Schedule under the data field designated “DSI.”  As of the Cut-off Date, as indicated in the Mortgage Loan Schedule, none of the Mortgage Loans are Simple Interest Mortgage Loans.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

Special Servicer:  The person designated by the Seller (with the prior consent of the Trustee, the Master Servicer and the NIMS Insurer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.04 hereof.

Superior Lien:  With respect to any Mortgage Loan, any other mortgage loan relating to the corresponding Mortgaged Property which creates a lien on the Mortgaged Property which is senior to the Mortgage Loan.

Termination Fee:  The amount that the Seller (with respect to its Mortgage Loans) shall be required to pay to the Servicer as liquidated damages as a result of the Seller terminating this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02(iii) hereof.

Termination Fee Rate: With respect to any Mortgage Loan, the greater of (i) two times the Servicing Fee Rate applicable to such Mortgage Loan and (ii) the purchase price percentage used in connection with the purchase of the related servicing rights paid to the related Seller by the Servicer.  Under no circumstances will the Trustee or the Trust Fund be required to pay such Termination Fee.

Trigger Event:  As defined in Section 8.03.

Trust Agreement:  The Trust Agreement dated as of February 1, 2004, among the Trustee, the Master Servicer, the Depositor and the Credit Risk Manager.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

Trustee:  Citibank, N.A. or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer as an independent contractor, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer.  The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by a Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  Upon Servicer’s reasonable request, Seller shall assist the Servicer in all reasonable respects in Servicer’s efforts to obtain any additional documentation or information to be included in the Servicing File to enable Servicer to service the Mortgage Loans properly.  The Seller shall be responsible for all fees and expenses of the Custodians, including reasonable fees and expenses due to Servicer’s requests of the Custodians in the normal course of Servicer’s collection and foreclosure activities (including but not limited to follow-up document deliveries of the Servicer, photocopies of documents made at the request of the Servicer and follow-up document insertion fees).

The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02.

Books and Records.

(a)

All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer is entitled as set forth herein, including but not limited to Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

(b)

The Servicer shall forward to the related Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within ten (10) days of their execution; provided, however, that the Servicer shall provide such Custodian with a Servicer certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation, or as soon thereafter as such recording office will make such certified copy available.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the related Mortgage Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund; provided, however, that unless the Servicer has obtained the prior written consent of the NIMS Insurer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 3.04.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge, subordination and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Upon the reasonable request of the Servicer, the Trustee shall execute and deliver to the Servicer with any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

The Servicer shall not without the Trustee’s written consent: (i) initiate any action, suit or proceedings solely under the Trustee’s name without indicating the Servicer’s, representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state.  The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.

The Servicer is authorized, without the prior approval of the Master Servicer or the Seller, to consent to the refinancing of any Superior Lien on Mortgaged Property, provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the original Combined Loan-to-Value Ratio and the Superior Lien balance is not increased by more than 5.00% of the Superior Lien balance prior to such refinancing; (ii) the interest rate, or in the case of any Superior Lien which is an Adjustable Rate Mortgage Loan, the applicable Maximum Rate which can be charged under the related Mortgage Note is no more than 2.00% higher than the interest rate or the Maximum Rate, as the case may be, on the loan evidencing the existing Superior Lien immediately prior to the date of such refinancing, and (iii) the Mortgage Loan evidencing the Superior Lien is not subject to negative amortization.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

Section 3.02.

Collection of Mortgage Loan Payments.

Continuously from the Closing Date, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans and each related Mortgaged Property when the same shall become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.  The Servicer shall also allocate payments of interest and principal against any Simple Interest Mortgage Loans using the Simple Interest Method.

Section 3.03.

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Ocwen Federal Bank FSB in trust for Citibank, N.A., as Trustee for the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-S1.”  The Custodial Account shall be established with an Eligible Institution.  Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-Off Date (other than scheduled payments of principal and interest due on or before the Cut-Off Date) or the Servicing Transfer Date, as applicable:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Prepayment Charges;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds (other than proceeds applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices);

(vi)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices;

(vii)

any amount required to be deposited in the Custodial Account pursuant to this Agreement;

(viii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

(ix)

any amounts received from the Seller of the Mortgage Loan or any other person giving representations and warranties with respect to the Mortgage Loan, in connection with the repurchase of any Mortgage Loan;

(x)

all Monthly Advances made by the Servicer pursuant to Section 4.02;

(xi)

any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy; and

(xii)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds.

The Servicer shall also deposit from its own funds into the Custodial Account, without the right to reimbursement, except from Net Simple Interest Excess, an amount equal to any Net Simple Interest Shortfall (to the extent not offset by Net Simple Interest Excess) for the related Due Period and remit such funds to the Master Servicer pursuant to Section 4.01.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

Section 3.04.

Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Monthly Advances, Servicing Fees and Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(iv)

following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 3.04(ii) and (b) any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

(v)

to pay itself interest on funds deposited in the Custodial Account;

(vi)

to pay itself an amount equal to the Net Simple Interest Excess for the related Due Period to the extent not offset by Net Simple Interest Shortfalls;

(vii)

to transfer funds to another Eligible Institution in accordance with Section 3.09 hereof;

(viii)

to invest funds in certain Eligible Investments in accordance with Section 3.09 hereof;

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 3.05.

[Reserved]

Section 3.06.

[Reserved]

Section 3.07.

[Reserved]

Section 3.08.

[Reserved]

Section 3.09.

Protection of Accounts.

The Servicer may transfer the Custodial Account to a different Eligible Institution from time to time.  Such transfer shall be made only upon obtaining the consent of the NIMS Insurer, which consent shall not be withheld unreasonably, and the Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account is not demand deposit accounts.

Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized.  If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account exceed the amount fully insured by the FDIC (the “Insured Amount”), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account.  Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

Section 3.10.

[Reserved]

Section 3.11.

[Reserved]

Section 3.12.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide.  Upon the request of the Master Servicer or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer or the NIMS Insurer.

Section 3.13.

Inspections.

The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a written report of each such inspection.

Section 3.14.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Master Servicer or the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)

the Servicer shall verify that the Mortgage Loan is not sixty (60) or more days delinquent.

Section 3.15.

[Reserved]

Section 3.16.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

If the Servicer hereafter becomes aware that a Mortgaged Property is an Environmental Problem Property, the Servicer will notify the Master Servicer and the NIMS Insurer of the existence of the Environmental Problem Property.  Additionally, the Servicer shall set forth in such notice a description of such problem, a recommendation to the Master Servicer and the NIMS Insurer relating to the proposed action regarding the Environmental Problem Property, and the Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the NIMS Insurer in writing within five (5) days after its receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 9.04 below.  The Master Servicer shall be provided a copy of the NIMS Insurer’s instructions to the Servicer.  Notwithstanding the foregoing, the Servicer shall obtain the Master Servicer's and the NIMS Insurer's written consent to any expenditures proposed to remediate Environmental Problem Properties or to defend any claims associated with Environmental Problem Properties if such expenses, in the aggregate, are expected to exceed $100,000.  Failure to provide written notice of disapproval of the expenditure within five (5) days of receipt (or deemed receipt) of such request for prepaid expenditures shall be deemed an approval of such expenditure.  The Master Servicer shall be provided with a copy of the NIMS Insurer’s instructions to the Servicer.  If the Servicer has received reliable instructions to the effect that a Property is an Environmental Problem Property (e.g., Servicer obtains a broker's price opinion which reveals the potential for such problem), the Servicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the Property satisfactory to the NIMS Insurer.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the NIMS Insurer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provided a copy of the same to the NIMS Insurer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section or Section 4.03.

The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property.  The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.17.

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer, the Credit Risk Manager and the NIMS Insurer on or before the Remittance Date in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and, if requested, the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as either the Master Servicer, the Credit Risk Manager or the NIMS Insurer shall reasonably request.

Section 3.18.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Master Servicer a liquidation report with respect to such Mortgaged Property.

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.20.

Prepayment Charges.

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan.  If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Master Servicer at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected; provided, however, that with respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer's possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the related Custodian), the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 3.20 if the failure to collect such amount is the result of inaccurate or incomplete information regarding Prepayment Charges included on the Mortgage Loan Schedule relating to the related Mortgage Loan.  With respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer's possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the related Custodian), the Servicer may rely on the Prepayment Charge data set forth on the related Mortgage Loan Schedule and the Servicer shall not have any liability for any loss resulting from the Servicer's calculation of the Prepayment Charge utilizing the data contained in the related Mortgage Loan Schedule.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Master Servicer the amount of such Prepayment Charge only if such Prepayment Charge (i) relates to a defaulted Mortgage Loan (defined as 61 days or more delinquent), and such waiver would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) if the prepayment is not a result of a refinancing by the Servicer or any of its affiliates and (a) a default under the Mortgage Loan is reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the value of such a prepayment charge and the related Mortgage Loan or (b) the collection of the Prepayment Charge would be in violation of applicable laws.

Section 3.21.

Advance Facility.

(a)

With the prior written consent of the NIMS Insurer, the Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Monthly Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Seller, the Master Servicer, the Trustee, the Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, at least 30 days prior to entering such Advance Facility, the Servicer must provide written notification to Moody’s Investors’ Service Inc. that it intends to enter into such Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and Servicing Advances pursuant to and as required by this Agreement.  If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Monthly Advances and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Monthly Advances and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed Monthly Advances (“Monthly Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with Monthly Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person.  Notwithstanding anything to the contrary herein, in no event shall Monthly Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the “Available Distribution Amount” or distributed to Certificateholders.

(b)

Reimbursement Amounts shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Custodial Account for future distribution to Certificateholders pursuant to this Agreement.  None of the Master Servicer, the Trustee or the NIMS Insurer shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Master Servicer, the Trustee or the NIMS Insurer have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee.  The Servicer shall maintain and provide to any successor Servicer and (upon request) the NIMS Insurer and the Master Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(c)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Monthly Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

(d)

The documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first in, first out” (FIFO) basis.  Such documentation shall also require the Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.  The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Monthly Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(e)

The Servicer who enters into an Advance Facility shall indemnify the NIMS Insurer, the Master Servicer, the Trustee, the Trust Fund and any successor resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the NIMS Insurer, the Master Servicer, the Trustee or the successor Servicer.

(f)

Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor Servicer, may be entered into by the Seller, the Trustee, the Master Servicer and the Servicer without the consent of any Certificateholder, but only with the consent of the NIMS Insurer, notwithstanding anything to the contrary in this Agreement or the Trust Agreement.

Section 3.22.

Credit Reporting.

For each Mortgage Loan, the Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit G, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc) foreclosed or charged off.

Section 3.23.

Safeguarding Customer Information.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Servicer shall promptly provide the Master Servicer, the Trustee and the NIMS Insurer information reasonably available to it regarding such security measures upon the reasonable request of the Master Servicer, the Trustee and the NIMS Insurer which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Owner to satisfy its obligations under the Guidelines.

Section 3.24.

Superior Liens.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the Superior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf or the Trust, whatever actions are necessary to protect the interests of the Trust Fund in accordance with Accepted Servicing Practices.  The Servicer shall not make a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the then outstanding principal balance of the related Mortgage Loan.  The Servicer shall thereafter take such action as is reasonably necessary to recover the amount so advanced and to otherwise reimburse itself as a Servicing Advance from the Custodial Account pursuant to Section 3.06.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis (scheduled/actual basis, in the case of Single Interest Mortgage Loans) by wire transfer of immediately available funds to the Master Servicer (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.02, plus (iii) with respect to Simple Interest Mortgage Loans, the amount of any Net Simple Interest Shortfall not offset by Net Simple Interest Excess for the related Due Period, minus (iv) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with Principal Prepayment occurring during the applicable Principal Prepayment Period in accordance with Section 3.03(i), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Trustee or the Master Servicer.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JP Morgan Chase Bank

New York, New York

ABA#:  021 000 021

Account Name:  Aurora Loan Services Inc.

Master Servicing Payment Clearing Account

Account Number:  666 611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2004-S1

Statements to Master Servicer.

Not later than the tenth (10th) calendar day (or if such tenth calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer (i) a monthly remittance advice in the format set forth in Exhibit D hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  Together with such monthly remittance advice, the Servicer shall furnish to the Master Servicer and the NIMS Insurer a report setting forth a calculation of each of the Trigger Events set forth in Section 8.03 relating to the period ending on the last day of the preceding calendar month.

In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2004, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer and the NIMS Insurer such information concerning the Mortgage Loans and annual remittances to the Master Servicer relating thereto as is necessary for the Trustee to prepare the Trust Fund’s federal income tax return and for any investor in the Certificates to prepare any required tax return.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer, the Trustee and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.  The Servicer shall also provide such information reasonably available to it as may be requested by the Trustee and required for the completion of any tax reporting responsibility of the Trustee within such reasonable time frame as shall enable the Trustee to timely file each Schedule Q (or other applicable tax report or return) required to be filed by it.

Section 4.02.

Monthly Advances by Servicer.

(a)

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (on the interest portion thereof in the case of Simple Interest Mortgage Loans) (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the NIMS Insurer upon request.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan unless the Servicer deems such Monthly Advance to be a Nonrecoverable Advance, as evidenced by an Officer’s Certificate of the Servicer delivered to the Master Servicer and the NIMS Insurer.

(b)

Notwithstanding anything to the contrary contained in this Section 4.03, with respect to any Mortgage Loan that is 150 days delinquent, the Servicer shall obtain a broker’s price opinion with respect to the related Mortgaged Property and shall use all reasonable efforts to obtain a total indebtedness balance (including, but not limited to, unpaid principal, interest, escrows, taxes and expenses) for any related Superior Lien.  The cost of obtaining any such broker’s price opinion shall be reimbursable to the related Servicer as a Servicing Advance.  After obtaining the related broker’s price opinion, the Servicer will determine whether any significant net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property.  If the Servicer determines that (x) no significant net recovery is possible or (y) the potential net recoveries are anticipated to be an amount, determined by the Servicer in its good faith judgment and in light of other mitigating circumstances, that is insufficient to warrant proceeding through foreclosure or other liquidation of the related Mortgaged Property, it may, at its discretion, charge off such delinquent Mortgage Loan.  Notwithstanding any of the provisions of the Agreement, the Servicer shall not be required to make any Monthly Advances on or after a Mortgage Loan becomes 150 days delinquent.

Section 4.03.

Due Dates Other Than the First of the Month.

Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.03. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on January 15 shall be considered to be due on February 1.  Any payment collected on a Mortgage Loan after the Cut-Off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-Off Date.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Custodial Account.  In the event that the Servicer deposits into the Custodial Account any Ancillary Income, the Servicer may withdraw such amount at any time from the Custodial Account, any provision herein to the contrary notwithstanding.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.02.

Annual Audit Report.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.03.

Annual Officer’s Certificate.

(a)

Not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its own expense, will deliver to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer or the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer and the Sarbanes Certifying Party for the benefit of the Trust Fund and the Master Servicer and the Sarbanes Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor and the Trustee as of the Closing Date:

(a)

Due Organization and Authority.  The Servicer is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(g)

Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

(h)

No Untrue Information.  No statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(i)

No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)

Fair Credit Reporting Act.  The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

Section: 6.02  Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the related Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Master Servicer, the NIMS Insurer and the Trustee.  Upon discovery by either the Servicer, the Master Servicer or the NIMS Insurer of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the NIMS Insurer, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer.  Such assignment shall be made in accordance with Sections 8.01 and 8.02.

In addition, the Servicer shall indemnify the Master Servicer, the Trustee and the NIMS Insurer and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in Section 6.01.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer or the Depositor to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Master Servicer or the NIMS Insurer for compliance with this Agreement.

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

(a)

The Servicer shall indemnify the Master Servicer, the Depositor, the Trustee, the Trust Fund and the NIMS Insurer and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.03(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.03(b). The Servicer shall immediately notify the Master Servicer, the Depositor, the Trustee or the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim.  The Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement.  In the event a dispute arises between the Servicer and an indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other costs and expenses related to the adjudication of said dispute.

(b)

The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Trust Fund and the NIMS Insurer against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee, the Trust Fund or the NIMS Insurer now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.05.

Purchase of Distressed Mortgage Loans.

The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans pursuant to Section 4.03 unless it has deemed such Monthly Advances to be a Nonrecoverable Advance.  Any such purchase shall be accomplished by remittance to the Master Servicer of the Purchase Price for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement.  The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loan to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer.

ARTICLE VII.

THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

Subject to the following paragraph, the Servicer shall keep in full effect its existence, rights and franchises as a federal savings bank, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.

Section 7.02.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the NIMS Insurer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03 and Sections 3.21, 7.01 and 7.04, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer and the NIMS Insurer which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer and the NIMS Insurer and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld by any of them; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer, the Trustee or the NIMS Insurer, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

Notwithstanding the preceding paragraph of this Section 7.03 or any other provisions of this Agreement to the contrary, the Servicer shall have the right, subject to the succeeding sentence, to pledge and assign all of the Servicer’s right, title and interest in, to and under this Agreement to one or more lenders in order to finance the Servicer’s servicing rights hereunder, provided that such assignment shall not impair any existing rights or claims that the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Trustee may have against the Servicer and (ii) the Seller, the Master Servicer, the NIMS Insurer, the Depositor and the Trustee shall have no obligation or liability to the lender under any such financing arrangements.   If, as a result of a default by the Servicer under any such financing arrangement, the lenders acquire such servicing rights and appoint a successor Servicer under this Agreement, any such successor Servicer must meet all requirements for successor Servicers pursuant to Section 9.01.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such Servicer.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Sections 3.21, 7.01 and 7.04, without the prior written consent of the Seller, the Master Servicer and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04.

Subservicing Agreements and Successor Subservicer.

(a)

The Servicer may enter into subservicing agreements for any servicing and administration of the  Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) which is acceptable to the NIMS Insurer.  For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property or the retention of third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions.  The Servicer shall give prior written notice to the Master Servicer and the NIMS Insurer of the appointment of any subservicer and shall furnish to the Master Servicer and the NIMS Insurer a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments.  Any such subservicing agreement shall be acceptable to the NIMS Insurer and be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

(b)

The Servicer, with the prior written consent of the NIMS Insurer, may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

(c)

Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer, the NIMS Insurer and the Certificateholders for servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 7.05.

Inspection.

The Servicer shall provide the Master Servicer and the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.  Upon request, the Servicer shall furnish to the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

(a)

Any of the following occurrences shall constitute an event of default (each, an “Event of Default”) on the part of the Servicer:

(i)

any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

(ii)

failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

(iii)

failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender/servicer;

(viii)

the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder in a manner not permitted under this Agreement; or

(ix)

(A) any reduction or withdrawal of the ratings of the Servicer as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system to “below average” or (B) any reduction, withdrawal or qualification of the servicing ratings of the Servicer by any Rating Agency which results in (1) the inability of the Servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by any Rating Agency without any backup servicing arrangements or (2) a downgrade of any of the Offered Certificates by any Rating Agency.

In each and every such case, so long as an Event of Default shall not have been remedied within the applicable cure period, in addition to whatever rights, the Master Servicer, the Trustee or the NIMS Insurer may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer or the NIMS Insurer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer, as the case may be, with the consent of the other party and the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Seller, the Master Servicer, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

Notwithstanding the first through third paragraphs of this Section 8.01(a) or the first and second paragraphs of Section 8.03, upon a termination and removal of the Servicer pursuant to Section 8.01 or Section 8.03, the Master Servicer, in coordination with the Seller, agrees to use commercially reasonable efforts to sell the servicing rights with respect to the Mortgage Loans to a third party servicer of subprime mortgage loans that is acceptable to the Master Servicer and the Seller, in their reasonable discretion, provided that (i) such transfer of servicing rights to such successor Servicer otherwise meets the requirements of Section 9.01 hereof and (ii) the Master Servicer employs commercially reasonable efforts to maximize the net proceeds of such sale.  Upon such sale and transfer and compliance by the Servicer with all of its obligations under this Agreement, the Master Servicer shall remit to the Servicer the net sale proceeds actually received with respect to any such sale, net of any costs and expenses that are incurred by the Master Servicer, the Seller, the Trustee or the Trust Fund in connection with such sale, the termination of the Servicer under this Section 8.01 or Section 8.03 hereof, and the transfer of servicing contemplated hereby, and any other amounts that may be due and owing from the Servicer  to the Seller, the Master Servicer, the Trustee or the Trust Fund pursuant to this Agreement; provided, however, that overhead, labor and other indirect costs of the successor servicer incurred in connection with such transfer of servicing shall not be offset against the net sale proceeds of such sale.  Notwithstanding any provision of this Agreement to the contrary, the Master Servicer shall remit to the Servicer the Net Sale Proceeds referred to above no later than 14 days following the receipt of such proceeds from the purchaser of the servicing rights.  All reasonable and customary costs and expenses incurred by the Master Servicer, the Seller, the Trustee or the Trust Fund in connection with the transfer of servicing contemplated hereby shall, if not netted from the proceeds of the sale of the servicing rights in accordance with the preceding sentence, be paid by the Servicer.

(b)

By a written notice to the Servicer, the Master Servicer with the consent of the other parties and the NIMS Insurer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02.

Termination Without Cause.

This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing provided such termination is also acceptable to the Rating Agencies and the NIMS Insurer or (iii) with respect to some or all of the Mortgage Loans, at the sole option of the Seller, without cause, upon 30 days written notice, subject to the limitations set forth below.  Any such notice of termination shall be in writing and delivered to the Master Servicer, the NIMS Insurer and the Servicer by registered mail to the address set forth in Section 9.04 of this Agreement.  The Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01 hereof.  The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to Section 8.02.

In the event the Seller terminates the Servicer without cause with respect to some or all of the Mortgage Loans in accordance with Section 8.02(iii), (x) the Seller shall be required to pay to the Servicer a Termination Fee in an amount equal to the product of the Termination Fee Rate and the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination; provided, that no Termination Fee shall be paid or payable with respect to the unpaid principal balance of any terminated Distressed Mortgage Loan and (y) the Master Servicer or a successor servicer shall reimburse the Servicer for all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances upon the transfer of servicing to such successor servicer.

Section 8.03.

Special Termination Events.

If, as of any date of determination, any of the following circumstances shall exist with respect to the Mortgage Loans (each, a “Trigger Event”), subject to the prior written consent of the NIMS Insurer, the Master Servicer and the Seller shall have the right, by notice in writing to the Servicer, to terminate all of the rights and obligations of the Servicer under this Agreement:

(i)

the “60 Day Delinquency Average” of the Mortgage Loans exceeds twelve percent (12%) of the unpaid principal balance of the Mortgage Loans.  As used herein, the “60 Day Delinquency Average” is equal to the average percentage, as of the end of the Due Periods relating to the three immediately preceding Remittance Dates, of the scheduled principal balance of all Mortgage Loans that are (i) 60 or more days delinquent (but not in bankruptcy or foreclosure and which have not become REO Properties), (ii) in bankruptcy and 60 or more days delinquent, (iii) in foreclosure and 60 or more days delinquent or (iv) REO Properties; or

(ii)

as of any date, the “Realized Losses” for the Mortgage Loans for the then most recent twelve month period exceeds 1.50% of the unpaid principal balance of the Mortgage Loans as of the beginning of such twelve (12) month period.  As used herein, with respect to any liquidated Mortgage Loan, the related “Realized Loss” is amount equal to (i) the unpaid principal balance of the related liquidated Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Servicer with respect to such Mortgage Loan including expenses of liquidation; or

(iii)

the cumulative Realized Losses for the Mortgage Loans, calculated as a percentage of the Cut-Off Date principal balance of the Mortgage Loans exceeds the percentage set forth in the first column below at any time during the corresponding period from the Closing Date set forth in the second column below:

Trigger Percentage	Applicable Period from Closing Date
1.75%	From the Closing Date through the end of the 12th complete calendar month following the Closing Date
2.25%	From the 13th calendar month following the Closing Date through the end of the 24th complete calendar month following the Closing Date
3.00%	From the 25th calendar month following the Closing Date through the end of the 36th complete calendar month following the Closing Date
3.50%	From the 37th calendar month following the Closing Date through the end of the 48th complete calendar month following the Closing Date
4.25%	At any time after the end of the 48th complete calendar month following the Closing Date

Upon receipt by the Servicer of a written termination notice pursuant to this Section 8.03, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer, with the consent of the Seller and the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Master Servicer, the Seller, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

By a written notice the Master Servicer, with the consent of the Seller and the NIMS Insurer may waive any Trigger Event hereunder and its consequences.  Upon any waiver of a Trigger Event in any period, such event shall cease to exist for such period.  No such waiver shall extend to any subsequent or other default or Trigger Event or impair any right consequent thereon except to the extent expressly so waived.

No Termination Fee shall be payable to the Servicer upon a termination pursuant to this Section 8.03.

In the event that a Seller intends to transfer the servicing of Mortgage Loans which have become Distressed Mortgage Loans to a Special Servicer for servicing pursuant to Section 8.04, then the Servicer and the Seller agree to renegotiate the Trigger Events in a manner reasonably acceptable to both parties prior to effecting any such transfer.  Renegotiation of the Trigger Events will not require the consent of Certificateholders or any other party so long as the Seller have obtained written confirmation from the applicable Rating Agencies rating the Certificates that such renegotiated Trigger Events will not cause a qualification, reduction or withdrawal of the current ratings assigned to the Certificates by such Rating Agencies.

Section 8.04.

Termination for Distressed Mortgage Loans.

(a)

Subject to the requirements set forth in this Section 8.04, the Master Servicer may terminate this Agreement with the prior consent of the NIMS Insurer and the Seller, with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans and in such event servicing of such Mortgage Loans shall be transferred to the Special Servicer.  The appointment of a Special Servicer by the Master Servicer and the execution of a special servicing agreement between the Master Servicer and the Special Servicer shall be subject to the consent of the Seller and the NIMS Insurer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIM Securities.  Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan.  All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer by the successor Special Servicer upon such transfer to the Special Servicer.

(b)

All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee or any other Person in connection with such transfer including the transfer of the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement.   The Seller shall be responsible for the delivery of all required transfer notices and will send a copy of the transfer notice to the Trustee.

(c)

Notwithstanding the foregoing provisions of this Section 8.04, the NIMS Insurer may, at its option, withhold their consent to the transfer of a Distressed Mortgage Loan to a Special Servicer and elect to purchase such Distressed Mortgage Loan at a price equal to its Purchase Price.  Prior to such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loan pursuant to Section 4.03.  Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price.  The Servicer on behalf of the Master Servicer shall take reasonable steps to effectuate the transfer of servicing of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer or its designee.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 6.04, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) within 90 days of the Servicer’s notice of such termination, succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii) or Section 8.03, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer and the NIMS Insurer.  Any approval of a successor servicer by the Master Servicer and the NIMS Insurer, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the NIMS Insurer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer, the Trustee, the NIMS Insurer and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents in the Servicer’s possession.  The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 or 8.03 shall not affect any claims that the Seller, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Seller and Master Servicer, the NIMS Insurer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Notwithstanding any provision herein to the contrary, upon the termination or resignation of the Servicer under this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 (other than in accordance with Section 8.02(iii)) or 8.03, the party appointing a successor servicer hereunder (whether a Seller or the Master Servicer) shall use commercially reasonable efforts (without loss, cost or expense to such party) to cause the servicer selected  as the successor servicer of the Mortgage Loans to reimburse the Servicer for all outstanding unreimbursed Servicing Advances (including but not limited to trailing expenses representing Servicing Advances incurred prior to but invoiced after the date of termination) and all accrued and unpaid Servicing Fees upon the transfer of servicing to such successor servicer; provided, however, that if such successor is unwilling to do so, then the party appointing such successor servicer will require the successor servicer to reimburse the Servicer as such amounts are received from the related Mortgage Loans, with the order of reimbursement being in direct order of the oldest outstanding Servicing Fee or Servicing Advance, as the case may be.  In addition to the foregoing, following the termination or resignation of the Servicer under this Agreement, the Servicer shall continue to be entitled to the benefits of Section 6.03 with respect to events occurring prior to such termination.

Section 9.02.

Costs.

The Seller shall pay the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01 or a Trigger Event under Section 8.03, (ii) the related Seller if such termination is pursuant to Section 8.02(iii) and (iii) in all other cases by the Trust Fund.  Subject to Section 2.02, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03.

Protection of Confidential Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or it is otherwise in accordance with Accepted Servicing Practices.

Section 9.04.

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)

if to the LBH:

Lehman Brothers Holdings Inc.

745 Seventh Avenue

5th Floor

New York, New York 10019

Attention: Manager, Contract Finance

(ii)

if to the Servicer:

Ocwen Federal Bank FSB

The Forum, Suite 1002

1675 Palm Beach Lakes Boulevard

West Palm Beach, Florida  33401

Attention:    Secretary

Telephone:  (561) 682-8887

Facsimile:   (561) 682-8177

(iii)

if to the Master Servicer:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado  80014

Telephone:  (303) 632-3422

Facsimile:   (303) 632-4287

Attention:   Todd Whittemore

(iv)

if to the Trustee:

Citibank, N.A.

111 Wall Street

14th Floor, Zone 3

New York, New York 10005

Attention:  Structured Finance – Series 2004-S1

Telephone:  (212) 657-7781

Facsimile:   (212) 657-4009

(v)

if to the NIMS Insurer:

As provided in the Trust Agreement

(vi)

if to the Credit Risk Manager:

The Murrayhill Company

1700 Lincoln Street, Suite 1600

Denver, Colorado 80203

Attention:    General Counsel (SASCO 2004-S1)

Telephone:  (720) 947-6947

Facsimile:   (720) 947-6598

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.05.

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.06.

No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any related Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Seller.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Trustee pursuant hereto on the Closing Date and the Servicer shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.06.

Section 9.07.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.08.

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.09.

Further Agreements.

The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.10.

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the NIMS Insurer and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller, without the consent of the NIMS Insurer except as and to the extent provided in Section 9.12.

Section 9.12.

Assignment by the Seller.

The Seller shall assign (exclusive of the Seller’s rights or obligations arising under (i) Section 8.02(iii), (ii) the second paragraph of Section 8.03, (iii) the last paragraph of Section 8.03, (iv) Sections 8.04(a) and 8.04(b) and (v) Section 9.02), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

Section 9.13.

Amendment.

This Agreement may be amended from time to time by the Servicer and the Seller, with (i) the prior written consent of the NIMS Insurer and (ii) the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates and the NIM Securities (and any Opinion of Counsel requested by the Trustee, the NIMS Insurer, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore).

Section 9.14.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

Section 9.15.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.16.

WAIVER OF TRIAL BY JURY.

EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 9.17.

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Credit Risk Manager Agreement.  Notwithstanding the foregoing, all rights of the Trustee hereunder and all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

Section 9.18.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration.

Section 9.19.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,

   as Seller

By:  /s/ Joseph J. Kelly

       Name:  Joseph J. Kelly

       Title:    Authorized Signatory

OCWEN FEDERAL BANK FSB,

   as Servicer

By:  /s/ Richard Delgado

      Name:  Richard Delgado

      Title:    Vice President

AURORA LOAN SERVICES INC.,

   as Master Servicer

By:  /s/ E. Todd Whittemore

       Name:  E. Todd Whittemore

      Title:    Exec. Vice President

Acknowledged By:

CITIBANK, N.A., as Trustee

By:  /s/ Karen Schluter

Name: Karen Schluter

Title:   Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

(Including Prepayment Charge Schedule)

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

____________________

____________________

____________________

(the “Depository”)

As Servicer under the Servicing Agreement dated as of February 1, 2004 (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as “Ocwen Federal Bank FSB, in trust for Citibank, N.A., as Trustee for Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-S1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN FEDERAL BANK FSB

Servicer

By:____________________________

            Name:

            Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_______________________________

Depository

By: ____________________________

Name:

Title:

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

______________ ___, ____

To:

_______________________

_______________________

_______________________

(the “Depository”)

As Servicer under the Servicing Agreement dated as of February 1, 2004 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Ocwen Federal Bank FSB, in trust for Citibank, N.A., as Trustee for Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-S1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN FEDERAL BANK FSB

  Servicer

By:_____________________________

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:____________________________

            Name:

            Title:

            Date:

EXHIBIT D

MASTER SERVICER DATA FIELD REQUIREMENTS

EXHIBIT E

SASCO 2004-S1 TRUST AGREEMENT

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED

TO THE DEPOSITOR, THE TRUSTEE AND THE

MASTER SERVICER BY THE SERVICER

[Date]

[Sarbanes Certifying Party]

Reference is made to the Securitization Servicing Agreement dated as of February 1, 2004 (the “Agreement”), by and among Lehman Brothers Holdings Inc. (“LBH”), Ocwen Federal Bank FSB (the “Servicer”), Aurora Loan Services Inc. (the “Master Servicer”), and acknowledged by Citibank, N.A., as Trustee (the “Trustee”).  I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Sarbanes Certifying Party, and for the benefit of its officer or director signing the certificate, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered by the Servicer to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state material information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

OCWEN FEDERAL BANK FSB

By:

_________________________________

            Name:

            Title:

EXHIBIT G

FANNIE MAE GUIDE NO. 95-19

FANNIE MAE GUIDE 95-19

ANNOUNCEMENT

Reference

o

Selling

This announcement amends the guide(s) indicated.

•

Servicing

Please keep it for reference until we issue a formal change.

Subject

"Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories.  To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us.  The status reported generally should be the one in effect as of the last business day of each month.  Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure• that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month.  Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off.  (The credit repositories will provide the applicable codes for reporting these statuses to them.)  A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report.  Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad

Senior Vice President – Mortgage and Lender Standards

11/20/95

FANNIE MAE GUIDE 95-19

ATTACHMENT 1

ANNOUNCEMENT

Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company	Telephone Number
Consumer Credit Associates, Inc.	Call (713) 595-1190, either extension
950 Threadneedle Street, Suite 200	150, 101, or 112, for all inquiries.
Houston, Texas 77079-2903	for all inquiries.

Equifax

Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services	Call (800) 831-5614 for all inquiries,
601 TRW Parkway	current members should select option 3;
Allen, Texas 75002	lenders that need to set up an account should select Option 4.

Trans Union Corporation	Call (312) 258-1818 to get the name of
555 West Adams	the local bureau to contact about setting
Chicago, Illinois 60661	up an account or obtaining other
information.

11/20/95

EXECUTION

February 1, 2004

Ocwen Federal Bank FSB

The Forum, Suite 1002

1675 Palm Beach Lakes Boulevard

West Palm Beach, FL 33401

Attention:  Secretary

Re:  Sub-Servicing Side Letter Agreement, dated as of February 1, 2004

To the Addressee Listed Above:

Reference is hereby made to the Ocwen Securitization Servicing Agreement (SASCO 2004-S1) dated as of February 1, 2004 (the “OSSA”), among Ocwen Federal Bank FSB, as servicer (the “Servicer”), Lehman Brothers Holdings Inc., as seller (the “Seller”), and Aurora Loan Services Inc., as master servicer (the “Master Servicer”) and acknowledged by Citibank, N.A., as trustee (the “Trustee”).  Defined terms used herein and not defined herein shall have the meanings ascribed thereto in the OSSA.

This letter shall govern the terms and confirm our agreement and understanding concerning the servicing of certain Mortgage Loans listed on Schedule I hereto (which Schedule may be amended from time to time to include additional mortgage loans which may be transferred to the Servicer) (the “Sub-serviced Mortgage Loans”), under the OSSA.  It is expressly understood that the provisions of this Side Letter shall only apply to Sub-serviced Mortgage Loans and to the extent this Side Letter is in conflict with the provisions of the OSSA, it shall supercede the OSSA, but only with respect to Sub-serviced Mortgage Loans.

         1.  That the following terms are defined as follows:

General Servicing Fee:  With respect to each Sub-serviced Mortgage Loan, an amount equal to one-twelfth the product of (a) the General Servicing Fee Rate and (b) the outstanding principal balance of such Sub-serviced Mortgage Loan.  The General Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of the OSSA) of such Monthly Payment collected by the Servicer, or as otherwise provided under the OSSA or this letter.

General Servicing Fee Rate: 0.50% per annum.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date, for each Sub-serviced Mortgage Loan that was subject to a voluntary Principal Prepayment in full or in part during the related Principal Prepayment Period (other than Principal Prepayments relating to a repurchase of the Sub-serviced Mortgage Loan by the Seller or any other Person), which Principal Prepayment was applied to such Sub-serviced Mortgage Loan prior to such Sub-serviced Mortgage Loan’s Due Date in the succeeding Principal Prepayment Period, the amount of interest (net the related General Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Sub-serviced Mortgage Loan and ending on the last day of the related Principal Prepayment Period.  The Prepayment Interest Shortfall Amount, if any, with respect to each Sub-Serviced Mortgage Loan shall be made from the Servicer’s own funds, without reimbursement therefor, up to a maximum amount per month equal to the General Servicing Fee for such month for such Sub-Serviced Mortgage Loan.

Seller Remittance Amount:  With respect to each Due Period and any Sub-serviced Mortgage Loan, an amount equal to one-twelfth the product of (a) the Seller Remittance Rate and (b) the outstanding principal balance of the Sub-serviced Mortgage Loan as of the related Determination Date.  The Seller Remittance Amount with respect to any Due Period shall not be reduced by the amount of any Prepayment Interest Shortfall Amount with respect to the Sub-serviced Mortgage Loan.  The obligation of the Servicer to pay the Seller Remittance Amount with respect to a Sub-serviced Mortgage Loan is limited to, and the Seller Remittance Amount is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of the OSSA) of the Monthly Payments collected by the Servicer with respect to such Sub-serviced Mortgage Loan, or as otherwise provided under the OSSA.

Seller Remittance Rate:  With respect to each Sub-serviced Mortgage Loan, the difference between the General Servicing Fee Rate and the Ocwen Servicing Fee Rate.

Ocwen Servicing Fee:  With respect to each Sub-serviced Mortgage Loan, an amount equal to the sum of (a) one-twelfth the product of (i) the Ocwen Servicing Fee Rate and (ii) the outstanding principal balance of such Sub-serviced Mortgage Loan.  The Ocwen Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds to the extent permitted by Section 3.04 of the OSSA) of such Monthly Payments collected by the Servicer, or as otherwise provided under the OSSA or this letter.

Ocwen Servicing Fee Rate:  The rate set forth in Schedule I hereto with respect to each Sub-serviced Mortgage Loan.

2.   On each Remittance Date, with respect to each Sub-serviced Mortgage Loan, the Servicer shall remit to the Collection Account maintained by the Master Servicer the Seller Remittance Amount with respect to each Sub-serviced Mortgage Loan.

3.   The Servicer shall be entitled to recover any unpaid Ocwen Servicing Fees and the Master Servicer shall be entitled to recover for distribution to the Seller the Seller Remittance Amount, to the extent not remitted, out of Insurance Proceeds, Condemnation Proceeds, REO Disposition Proceeds or Liquidation Proceeds to the extent permitted in Section 3.04 of the OSSA and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.16 of the OSSA.

4.   With respect to Sub-serviced Mortgage Loans, the Termination Fee payable pursuant to Section 8.02 of the OSSA in the event of a termination of the Servicer by the Seller without cause shall be replaced by a de-boarding fee with respect to each terminated Sub-serviced Mortgage Loan equal to $25, $15 or $0, as applicable, as provided on the schedule attached hereto as Schedule I.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, kindly acknowledge receipt of and agreement to the terms of this letter by signing and promptly returning three originals of this letter to Bill Walenczyk at Lehman Brothers, 745 Seventh Avenue, 5th Floor, New York, New York 10019.

Very truly yours,

LEHMAN BROTHERS HOLDINGS INC.,

as Seller

By: /s/ Joseph J. Kelly

Name:  Joseph J. Kelly

Its:  Authorized Signatory

ACCEPTED AND AGREED:

OCWEN FEDERAL BANK FSB,

as Servicer

By:

/s/ Richard Delgado

Name:  Richard Delgado

Its:

Vice President

SCHEDULE I

Sub-Servicing Mortgage Loans – Ocwen Federal Bank FSB

LOANID	ALOANID	SLOANID	BUYID	Boarding Date	$25 Deboarding Fee	$15 Deboarding Fee	$0 Deboarding Fee
4350171426	109239863	32820185	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080582772	109242321	32827396	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582507965	109376459	32827552	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590794913	109376475	32827610	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590203913	109376483	32828600	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2116800112	109376491	32827966	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080623278	109376509	32828733	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386004436	109376517	32827560	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584323922	109376533	32828212	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180365112	109376541	32827925	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415086317	109376566	32828030	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589285913	109376574	32827701	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4349343426	109376582	32828576	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
581107965	109376608	32828089	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4330892436	109376616	32827982	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080204179	109376624	32828782	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585118922	109376632	32828014	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415165317	109376657	32828378	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415166317	109376665	32828386	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590812913	109376673	32828659	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4348627426	109376681	32827628	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582944965	109376699	32828774	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
581122965	109376707	32828071	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4348216426	109376764	32828337	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585311922	109376772	32828683	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585418922	109376780	32827792	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
587123913	109376798	32828469	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
528771913	109376814	32827941	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585035922	109376822	32828543	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582386965	109376830	32828675	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585442922	109376848	32827537	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4348860426	109376863	32828725	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590662913	109376897	32828485	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
528570913	109376913	32827735	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584280922	109376921	32827768	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386821436	109376939	32827636	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4349432426	109376947	32827974	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080615278	109376954	32828329	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582930965	109376962	32828196	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
581090965	109376970	32828105	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4349847426	109376988	32827693	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080647278	109376996	32828139	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
588316913	109377002	32828253	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585905913	109377036	32828832	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586189913	109377069	32828261	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
682555619	109377077	32828816	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080304772	109377085	32828501	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4348015426	109377093	32828121	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584222922	109377101	32828717	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584554922	109377119	32828741	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
682328619	109377127	32828824	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590925913	109377135	32827503	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585670913	109377143	32827578	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
583651965	109377150	32828279	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
528781913	109377168	32828345	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080307278	109377176	32828451	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080281278	109377184	32828568	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
588295913	109377192	32828642	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
681731619	109377200	32828766	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080567278	109377226	32827990	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
580818965	109377234	32827800	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
588883913	109377242	32828220	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350052426	109377309	32828808	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4349467426	109377341	32827842	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590080913	109377382	32828519	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
583609965	109377390	32828113	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080450278	109377408	32828444	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
583934965	109377416	32827727	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590850913	109377424	32828006	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080225772	109377440	32828758	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080336772	109377457	32827958	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4349577426	109377465	32828287	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081045278	109377481	32827651	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080319278	109377499	32827594	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582686965	109377507	32827933	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
681631619	109377531	32828709	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080673278	109377556	32828626	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080416278	109377564	32828436	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180515112	109377572	32827883	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585358922	109377580	32828147	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080671278	109377598	32827677	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589670913	109377614	32827495	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386277436	109377622	32827834	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589538913	109377630	32827826	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080504278	109377655	32827669	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
583377965	109377663	32828840	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080316772	109377689	32827750	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386510436	109377697	32827487	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590833913	109377705	32828063	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
528697913	109377713	32828303	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584032922	109377721	32827743	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080727278	109377747	32827859	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591099913	109377754	32828550	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
587718913	109377762	32828188	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589233913	109377796	32828527	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
581057965	109377804	32828204	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386740436	109377812	32827891	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
588865913	109377838	32828410	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585237922	109377846	32828402	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582955965	109377887	32827685	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
581633965	109377903	32828428	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589504913	109377929	32828618	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584057965	109377945	32827909	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584061965	109377952	32827917	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589631913	109377960	32827529	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590332913	109377978	32828477	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585039922	109377986	32828048	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589949913	109377994	32828667	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080161278	109378000	32827644	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582537965	109378018	32827586	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582576965	109378026	32828311	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
580691965	109378034	32827602	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582878965	109378042	32827511	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
582068965	109378059	32828238	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386612436	109378067	32828170	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080742278	109378083	32828246	FIELDSTONE MORTGAGE 2003-17	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585732922	109378125	32824245	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592335913	109378133	32824252	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592455913	109378141	32824260	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180999112	109378158	32824278	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082038278	109378166	32824286	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591260913	109378174	32824294	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585131965	109378182	32824302	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592348913	109378190	32824310	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180942112	109378208	32824328	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381187476	109378216	32824336	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387692436	109378224	32824344	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350553426	109378232	32824351	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081759278	109378240	32824369	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415395317	109378257	32824377	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180944112	109378265	32824385	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1485970317	109378273	32824393	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081036278	109378281	32824401	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592157913	109378299	32824419	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586276922	109378307	32824427	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584854922	109378315	32824435	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081711278	109378323	32824443	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585021965	109378349	32824450	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683192619	109378356	32824468	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586150922	109378364	32824476	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2181018112	109378372	32824484	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592093913	109378380	32824492	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387583436	109378406	32824500	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350456426	109378414	32824518	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486109317	109378422	32824526	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387035436	109378455	32824542	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585014965	109378463	32824559	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387551436	109378521	32824583	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081783278	109378539	32824591	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592291913	109378547	32824609	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180820112	109378554	32824617	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080694772	109378562	32824625	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592131913	109378570	32824633	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584949965	109378588	32824641	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080736772	109378596	32824658	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350443426	109378612	32824666	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586257922	109378620	32824674	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591012913	109378638	32824682	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592305913	109378646	32824690	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592312913	109378661	32824716	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584300965	109378687	32824724	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585948922	109378695	32824732	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081616278	109378703	32824740	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415450317	109378711	32824757	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585285965	109378729	32824765	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683055619	109378737	32824773	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591912913	109378745	32824781	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081768278	109378752	32824799	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683326619	109378760	32824807	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080684772	109378778	32824815	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592256913	109378786	32824823	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585123965	109378794	32824831	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081789278	109378810	32824849	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592365913	109378828	32824856	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350477426	109378836	32824864	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592052913	109378844	32824872	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683299619	109378851	32824880	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180977112	109378877	32824906	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584983965	109378893	32824922	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080564772	109378901	32824930	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080606772	109378919	32824948	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592267913	109378927	32824955	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683239619	109378943	32824963	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
682454619	109378950	32824971	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584517965	109378968	32824989	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486141317	109378976	32824997	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586027922	109378984	32825002	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180892112	109378992	32825010	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081686278	109379008	32825028	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081718278	109379016	32825036	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081721278	109379024	32825044	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586071922	109379032	32825051	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1485808317	109379040	32825069	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081364278	109379057	32825077	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350485426	109379065	32825085	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080403179	109379073	32825093	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080385278	109379081	32825101	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081919278	109379099	32825119	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683150619	109379123	32825143	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586393922	109379149	32825168	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585093965	109379156	32825176	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
590798913	109379164	32825184	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591664913	109379172	32825192	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683205619	109379180	32825200	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586190922	109379198	32825218	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592434913	109379206	32825226	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591886913	109379214	32825234	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350165426	109379230	32825259	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081521278	109379248	32825267	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683037619	109379255	32825275	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592101913	109379263	32825283	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080675772	109379271	32825291	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683266619	109379289	32825309	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585200965	109379297	32825317	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381102476	109379305	32825325	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381167476	109379321	32825341	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081604278	109379339	32825358	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586184922	109379347	32825366	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585000965	109379354	32825374	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080356179	109379362	32825382	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081931278	109379370	32825390	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585257965	109379388	32825408	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683320619	109379396	32825416	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387531436	109379404	32825424	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081751278	109379412	32825432	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683240619	109379420	32825440	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586079922	109379438	32825457	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387347436	109379446	32825465	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415391317	109379453	32825473	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683375619	109379461	32825481	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081475278	109379479	32825499	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585068965	109379487	32825507	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584296965	109379495	32825515	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592037913	109379503	32825523	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592260913	109379511	32825531	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585032965	109379537	32825556	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592114913	109379545	32825564	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592550913	109379552	32825572	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180783112	109379560	32825580	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387446436	109379578	32825598	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350111426	109379586	32825606	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350446426	109379594	32825614	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350517426	109379602	32825622	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586156922	109379610	32825630	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081799278	109379628	32825648	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592050913	109379636	32825655	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081651278	109379644	32825663	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584996965	109379651	32825671	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381220476	109379669	32825689	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586081922	109379677	32825697	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592019913	109379685	32825705	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081723278	109379693	32825713	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080376179	109379719	32825739	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350355426	109379735	32825747	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350461426	109379750	32825762	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586142922	109379768	32825770	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350468426	109379776	32825788	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683256619	109379784	32825796	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387657436	109379792	32825804	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584931965	109379800	32825812	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350524426	109379818	32825820	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381197476	109379826	32825838	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683334619	109379834	32825846	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592142913	109379842	32825853	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584998965	109379859	32825861	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381025476	109379867	32825879	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350334426	109379875	32825887	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387574436	109379883	32825895	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180981112	109379891	32825903	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350527426	109379909	32825911	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592179913	109379917	32825929	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080470179	109379925	32825937	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350359426	109379933	32825945	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350398426	109379941	32825952	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081731278	109379958	32825960	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415546317	109379966	32825978	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585052965	109379974	32825986	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585149965	109379982	32825994	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381190476	109379990	32826000	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591659913	109380006	32826018	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586239922	109380014	32826026	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592316913	109380022	32826034	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592126913	109380030	32826042	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081709278	109380048	32826059	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584817965	109380055	32826067	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486143317	109380063	32826075	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585079965	109380071	32826083	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415526317	109380089	32826091	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350503426	109380097	32826109	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180985112	109380105	32826117	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387507436	109380113	32826125	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1485656317	109380121	32826133	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080718772	109380139	32826141	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081815278	109380147	32826158	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592399913	109380154	32826166	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585904922	109380162	32826174	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592582913	109380170	32826182	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584681965	109380188	32826190	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4392114426	109380204	32826216	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080765772	109380212	32826224	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081640278	109380220	32826232	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180965112	109380238	32826240	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585969922	109380253	32826257	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081661278	109380261	32826265	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683311619	109380279	32826273	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586225922	109380287	32826281	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592373913	109380295	32826299	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586441922	109380311	32826307	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683077619	109380329	32826315	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387560436	109380345	32826323	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415447317	109380352	32826331	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585959922	109380360	32826349	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592326913	109380378	32826356	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592280913	109380386	32826364	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585138965	109380394	32826372	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387134436	109380410	32826398	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387669436	109380428	32826406	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592324913	109380451	32826422	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081655278	109380469	32826430	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081589278	109380477	32826448	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350305426	109380485	32826455	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584171965	109380493	32826463	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589649913	109380501	32826471	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387621436	109380519	32826489	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586129922	109380527	32826497	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4392212426	109380535	32826505	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081788278	109380543	32826513	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683388619	109380550	32826521	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415400317	109380568	32826539	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585175965	109380576	32826547	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592073913	109380584	32826554	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683275619	109380600	32826562	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585398965	109380618	32826570	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592309913	109380626	32826588	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585114965	109380634	32826596	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081631278	109380642	32826604	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081690278	109380659	32826612	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683169619	109380667	32826620	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585151965	109380675	32826638	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586290922	109380683	32826646	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081691278	109380691	32826653	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081962278	109380709	32826661	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080681772	109380725	32826687	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585061965	109380733	32826695	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586445922	109380741	32826703	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585246922	109380758	32826711	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592481913	109380766	32826729	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350442426	109380774	32826737	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081881278	109380782	32826745	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585173965	109380790	32826752	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592427913	109380808	32826760	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486018317	109380816	32826778	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2180940112	109380824	32826786	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381203476	109380832	32826794	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081649278	109380840	32826802	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081729278	109380857	32826810	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
528823913	109380865	32826828	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591929913	109380873	32826836	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683400619	109380881	32826844	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592328913	109380899	32826851	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585980922	109380915	32826869	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415416317	109380923	32826877	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586316922	109380931	32826885	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683301619	109380949	32826893	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585053965	109380956	32826901	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
589784913	109380964	32826919	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080709772	109380972	32826927	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586062922	109380980	32826935	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585907922	109380998	32826943	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585765922	109381004	32826950	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350465426	109381012	32826968	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080690772	109381020	32826976	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584802965	109381053	32826984	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081470278	109381061	32826992	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1485777317	109381079	32827008	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592062913	109381095	32827016	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585154965	109381103	32827024	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586200922	109381111	32827032	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081577278	109381129	32827040	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592300913	109381145	32827065	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4386814436	109381178	32827081	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586206922	109381186	32827099	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683242619	109381194	32827107	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
682988619	109381202	32827115	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585608922	109381210	32827123	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591405913	109381228	32827131	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350463426	109381236	32827149	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081682278	109381244	32827156	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592056913	109381251	32827164	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080707772	109381277	32827180	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081620278	109381285	32827198	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584845965	109381301	32827214	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592191913	109381319	32827222	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584713965	109381327	32827230	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592429913	109381335	32827248	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080318179	109381343	32827255	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350423426	109381350	32827263	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381037476	109381368	32827271	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592154913	109381376	32827289	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584642965	109381384	32827297	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081823278	109381392	32827305	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592011913	109381418	32827313	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585083965	109381426	32827321	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081859278	109381434	32827339	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415289317	109381442	32827347	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586217922	109381459	32827354	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1485731317	109381467	32827362	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381195476	109381475	32827370	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081695278	109381483	32827388	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486040317	109381491	32827404	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586178922	109381509	32827412	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592286913	109381517	32827420	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4390881426	109381525	32827438	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683171619	109381533	32827446	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586197922	109381541	32827453	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592136913	109381558	32827461	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081653278	109381574	32827479	FIELDSTONE MORTGAGE 2003-16	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585081965	109399063	32819922	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082153278	109399071	32819930	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584863965	109399089	32819948	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592396913	109399097	32819955	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592407913	109399105	32819963	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592377913	109399113	32819971	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683348619	109399121	32819989	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683601619	109399139	32819997	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585987922	109399147	32820003	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683439619	109399154	32820011	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592815913	109399162	32820029	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584839965	109399170	32820037	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592389913	109399188	32820045	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585142965	109399196	32820052	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592376913	109399204	32820060	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592723913	109399212	32820078	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586338922	109399220	32820086	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586278922	109399246	32820102	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591611913	109399253	32820110	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584494965	109399261	32820128	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082005278	109399287	32820144	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585473965	109399295	32820151	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082092278	109399303	32820169	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9080773278	109399311	32820177	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592340913	109399329	32820193	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592466913	109399337	32820201	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486227317	109399345	32820219	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683398619	109399352	32820227	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081360278	109399360	32820235	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586449922	109399378	32820243	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081992278	109399386	32820250	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387296436	109399394	32820268	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584743965	109399402	32820276	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585534965	109399410	32820284	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586453922	109399428	32820292	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584985965	109399436	32820300	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
591372913	109399444	32820318	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081955278	109399451	32820326	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
3080772772	109399469	32820334	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080309179	109399485	32820359	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081974278	109399493	32820367	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081804278	109399501	32820375	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592273913	109399527	32820391	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585128965	109399535	32820409	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350533426	109399543	32820417	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350497426	109399550	32820425	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683409619	109399568	32820433	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592760913	109399576	32820441	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586270922	109399584	32820458	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585738922	109399592	32820466	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350448426	109399600	32820474	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585556922	109399626	32820490	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082051278	109399634	32820508	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586373922	109399659	32820524	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586381922	109399667	32820532	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415448317	109399675	32820540	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584502965	109399683	32820557	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592425913	109399691	32820565	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381316476	109399709	32820573	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381242476	109399717	32820581	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4380799476	109399725	32820599	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081980278	109399733	32820607	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683337619	109399741	32820615	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585427965	109399758	32820623	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486171317	109399766	32820631	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585293965	109399790	32820664	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586333922	109399808	32820672	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381294476	109399816	32820680	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585255965	109399840	32820714	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082076278	109399857	32820722	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592513913	109399865	32820730	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415550317	109399873	32820748	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082100278	109399881	32820755	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592230913	109399899	32820763	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082021278	109399907	32820771	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415498317	109399915	32820789	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584960965	109399923	32820797	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585250965	109399931	32820805	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592303913	109399949	32820813	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586357922	109399956	32820821	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585074965	109399964	32820839	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080417179	109399972	32820847	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415515317	109399980	32820854	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592283913	109399998	32820862	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586349922	109400010	32820888	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592458913	109400028	32820896	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381047476	109400036	32820904	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592355913	109400044	32820912	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585370965	109400051	32820920	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585383965	109400069	32820938	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350570426	109400085	32820953	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585387965	109400093	32820961	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387342436	109400101	32820979	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586014922	109400119	32820987	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586064922	109400127	32820995	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592632913	109400135	32821001	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387713436	109400143	32821019	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080468179	109400150	32821027	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585023965	109400168	32821035	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2181089112	109400184	32821050	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584892965	109400192	32821068	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585372965	109400200	32821076	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592105913	109400218	32821084	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381326476	109400234	32821100	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586055922	109400259	32821126	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082135278	109400267	32821134	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592400913	109400275	32821142	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350494426	109400309	32821175	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082028278	109400317	32821183	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350469426	109400325	32821191	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387313436	109400333	32821209	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4392930426	109400341	32821217	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
8080435179	109400358	32821225	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592518913	109400366	32821233	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586264922	109400374	32821241	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592627913	109400382	32821258	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081427278	109400408	32821274	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486209317	109400416	32821282	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387787436	109400440	32821308	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592658913	109400457	32821316	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381227476	109400465	32821324	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585451965	109400473	32821332	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081460278	109400481	32821340	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
584922965	109400499	32821357	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586335922	109400507	32821365	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585447965	109400515	32821373	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350335426	109400523	32821381	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592224913	109400531	32821399	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
2181050112	109400549	32821407	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4393449426	109400556	32821415	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592756913	109400564	32821423	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1486210317	109400572	32821431	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415398317	109400580	32821449	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387212436	109400598	32821456	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381313476	109400606	32821464	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387660436	109400614	32821472	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387612436	109400622	32821480	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350067426	109400630	32821498	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350549426	109400648	32821506	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585248965	109400655	32821514	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
683408619	109400663	32821522	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082008278	109400689	32821548	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585211965	109400697	32821555	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350608426	109400705	32821563	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585158965	109400713	32821571	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350145426	109400721	32821589	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9081739278	109400739	32821597	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
9082122278	109400747	32821605	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
592211913	109400754	32821613	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
585562965	109400762	32821621	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350172426	109400788	32821647	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387562436	109400796	32821654	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586292922	109400804	32821662	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
586478922	109400812	32821670	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4381273476	109400820	32821688	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4350415426	109400846	32821704	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
4387183436	109400853	32821712	FIELDSTONE MORTGAGE 2003-19	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
1415762317	110106218	32953317	FIELDSTONE MORTGAGE 2003-28	9/1/2003	9/1/2003 - 8/31/2004	9/1/2004 - 8/31/2005	9/1/2005
684758619	110106226	32953325	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586236965	110106234	32953333	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587381922	110106259	32953358	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586750965	110106267	32953366	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587331965	110106291	32953390	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083113278	110106309	32953408	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587460965	110106317	32953416	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415783317	110106325	32953424	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586794965	110106333	32953432	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594254913	110106341	32953440	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415692317	110106358	32953457	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594429913	110106366	32953465	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
3081079772	110106374	32953473	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388752436	110106382	32953481	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684776619	110106390	32953499	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587431922	110106416	32953515	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587036965	110106424	32953523	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388571436	110106432	32953531	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586953965	110106440	32953549	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587090965	110106457	32953556	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415758317	110106465	32953564	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594526913	110106473	32953572	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586875965	110106481	32953580	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587396922	110106499	32953598	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9082825278	110106515	32953614	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4351037426	110106523	32953622	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083292278	110106549	32953648	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9082083278	110106580	32953689	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4382014476	110106598	32953697	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586085965	110106606	32953705	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
8081025179	110106614	32953713	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587003965	110106622	32953721	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586947965	110106630	32953739	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587394922	110106648	32953747	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594003913	110106655	32953754	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594294913	110106663	32953762	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587670922	110106689	32953788	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9082994278	110106697	32953796	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587829922	110106705	32953804	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587696922	110106721	32953820	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587121965	110106747	32953846	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587225965	110106754	32953853	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587140965	110106762	32953861	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083445278	110106770	32953879	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388877436	110106796	32953895	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388896436	110106804	32953903	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
8081037179	110106812	32953911	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594127913	110106820	32953929	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684645619	110106846	32953945	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594280913	110106853	32953952	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083153278	110106861	32953960	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586968922	110106879	32953978	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4350952426	110106887	32953986	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083368278	110106903	32954000	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4350960426	110106911	32954018	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
8080943179	110106929	32954026	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415764317	110106937	32954034	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587572922	110106952	32954059	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083200278	110106960	32954067	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083307278	110106986	32954083	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684401619	110106994	32954091	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587710922	110107000	32954109	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1487290317	110107018	32954117	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587391965	110107026	32954125	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586659965	110107034	32954133	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587396965	110107042	32954141	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
593921913	110107059	32954158	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594068913	110107067	32954166	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587864922	110107075	32954174	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587361965	110107091	32954190	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9082855278	110107109	32954208	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388736436	110107117	32954216	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
8080951179	110107125	32954224	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594217913	110107141	32954240	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9082834278	110107158	32954257	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594383913	110107166	32954265	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586293965	110107174	32954273	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587377922	110107182	32954281	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083138278	110107190	32954299	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587341965	110107224	32954323	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
2181549112	110107232	32954331	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1487577317	110107240	32954349	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587135922	110107273	32954372	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587476922	110107299	32954398	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083459278	110107307	32954406	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587302965	110107315	32954414	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4382076476	110107323	32954422	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587619922	110107331	32954430	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594043913	110107349	32954448	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083010278	110107356	32954455	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594394913	110107364	32954463	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684879619	110107372	32954471	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587123922	110107380	32954489	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587164965	110107398	32954497	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594497913	110107414	32954513	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587738922	110107422	32954521	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
592904913	110107430	32954539	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
8080991179	110107448	32954547	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587265965	110107471	32954570	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684431619	110107489	32954588	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587393965	110107497	32954596	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083140278	110107505	32954604	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4381896476	110107513	32954612	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587219965	110107521	32954620	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587628922	110107539	32954638	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587519922	110107547	32954646	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083261278	110107554	32954653	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388914436	110107562	32954661	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
593956913	110107570	32954679	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587358965	110107588	32954687	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388816436	110107604	32954703	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4410050426	110107612	32954711	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
586476965	110107620	32954729	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
9083191278	110107638	32954737	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587083965	110107646	32954745	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594302913	110107653	32954752	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4351104426	110107661	32954760	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
4388651436	110107695	32954794	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
684746619	110107703	32954802	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415770317	110107711	32954810	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
587785922	110107729	32954828	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
1415740317	110107737	32954836	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005
594184913	110107745	32954844	FIELDSTONE MORTGAGE 2003-28	11/1/2003	11/1/2003 - 10/31/2004	11/1/2004 - 10/31/2005	11/1/2005